UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/07/2005

LIGHTPATH TECHNOLOGIES INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-27548

DE	86-0708398
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2603 Challenger Tech Ct. , Suite 100, Orlando, FL 32826
(Address of Principal Executive Offices, Including Zip Code)

407-382-4003
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

PRESS RELEASE DISCLOSING PROJECTED RESULTS OF THE SECOND QUARTER OF FISCAL 2005

On January 7, 2005, the Company issued a press release entitled "LightPath Technologies Projects Fiscal 2005 Second Quarter." A copy of the press release is attached hereto as an exhibit.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES INC

Date: January 07, 2005.	By:	/s/ Monty K. Allen
Monty K. Allen
CFO & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of January 7, 2005, announcing LightPath's projected results of the second quarter of fiscal 2005 (Filed herewith.)